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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               SEPTEMBER 30, 2004

                          MIRAVANT MEDICAL TECHNOLOGIES

             (Exact name of registrant as specified in its charter)

            DELAWARE                   0-2554                         77-0222872
            --------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                                336 BOLLAY DRIVE

                             SANTA BARBARA, CA 93117

          (Address of principal executive offices, including zip code)

                                 (805) 685-9880

              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)


[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

On September 30, 2004, Miravant Medical Technologies (the "Company") announced that the U.S. Food and Drug Administration ("FDA") issued an approvable letter for the Company's proprietary drug SnET2. The letter outlines the conditions for final marketing approval, which includes a request for an additional confirmatory clinical trial. SnET2 PDT is a drug-and-light procedure that is being developed to slow the progression of wet age-related macular degeneration, the leading cause of blindness in older adults. After further conversation and discussion with the FDA, the Company intends to announce its planned next steps for SnET2.

A copy of the press release issued by the Company in connection with this announcement is included as an exhibit to this report and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Not applicable

(c)  Exhibits.

Exhibit No.    Description

99.1           Press Release issued by the Company on September 30, 2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Miravant Medical Technologies

                            By: /s/ John M. Philpott
                           ----------------------------------------
                                    John M. Philpott
                                    Chief Financial Officer

Date:  September 30, 2004


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press Release issued by the Company on September 30, 2004



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